UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 24, 2005

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

      Delaware                      1-10863                     13-3473472
-------------------------   --------------------------      --------------------
  (State or other                 (Commission                  (IRS Employer
   jurisdiction of                File Number)               Identification No.)
  incorporation)

  631 South Richland Avenue, York, Pennsylvania                       17403
--------------------------------------------------------          --------------
    (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (717) 771-7890

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13.e-4(c))


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ITEM 1.01         ENTRY INTO DEFINITIVE MATERIAL AGREEMENT.

         On August 24, 2005, York International Corporation ("York"), Johnson Controls, Inc. ("Johnson Controls") and YJC Acquisition Corp. ("Merger Sub"), a wholly-owned subsidiary of Johnson Controls, entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into York, with York continuing as the surviving corporation and a wholly-owned subsidiary of Johnson Controls (the "Merger"). A copy of the Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

THE MERGER AGREEMENT

         On the terms and subject to the conditions of the Merger Agreement, which has been approved by the Board of Directors of each of York and Johnson Controls, at the effective time of the Merger (the "Effective Time"), and as a result of the Merger, each share of common stock, par value $0.005, of York ("York Common Stock") will be converted into the right to receive $56.50 in cash (the "Merger Consideration"), without interest. Each outstanding option to purchase York Common Stock will be canceled and converted into the right to receive in cash the amount by which the Merger Consideration exceeds the exercise price.

         Johnson Controls and York have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that York (i) will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) will not engage in certain kinds of transactions during such period, (iii) will cause a meeting of the York stockholders to be held to consider adoption of the Merger Agreement, and (iv) subject to certain exceptions, that the Board of Directors of York will recommend adoption of the Merger Agreement by its stockholders. York has also made certain additional customary covenants, including, among others, covenants not to: (a) solicit proposals relating to alternative business combination transactions or (b) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

         Consummation of the Merger is subject to several conditions, including
(i) approval of the holders of York Common Stock, (ii) absence of any law or order prohibiting the consummation of the Merger and (iii) expiration or termination of the Hart-Scott-Rodino waiting period, approval of the merger by the European Commission and obtaining certain other regulatory approvals. In addition, each party's obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the representations and warranties of the other party, other than inaccuracies that would not have a material adverse effect on the party making the representations, and (b) material compliance of the other party with its covenants.

         The Merger Agreement contains certain termination rights for both Johnson Controls and York, and further provides that, upon termination of the Merger Agreement under specified circumstances, York may be required to pay Johnson Controls a termination fee.

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         The foregoing summary description of the Merger and the Merger
Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

         The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Johnson Controls or York. The Merger Agreement contains representations and warranties of each of Johnson Controls and York. The assertions embodied in those representations and warranties are qualified by materiality standards in the Merger Agreement and information in disclosure schedules exchanged in connection with the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, investors should not rely solely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise, but instead should read the Merger Agreement together with the other information concerning Johnson Controls and York that each company publicly files in reports and statements with the Securities and Exchange Commission.

ADDITIONAL INFORMATION REGARDING THE TRANSACTION

         Investors and security holders are urged to read the proxy statement that will be sent to York stockholders regarding the proposed merger, when it becomes available, because it will contain important information. The proxy statement will be filed with the Securities and Exchange Commission by York. Investors and security holders may obtain a free copy of the proxy statement, when it is available, and other documents filed by York with the Commission at the Commission's web site at www.sec.gov. The proxy statement may and other documents filed with the Commission may also be obtained, when available, free of charge from York. Stockholders should read the proxy statement carefully before making a decision concerning the merger.

         York, and its directors, executive officers and certain other of its employees may be soliciting proxies from its stockholders in favor of the approval of the merger. Information regarding the persons who may, under SEC rules, be deemed to be participants in the solicitation of York stockholders in connection with the merger is set forth in York's proxy statement for its 2005 annual meeting, filed with the SEC on April 22, 2005, and additional information will be set forth in the definitive proxy statement referred to above when it is filed with the SEC.

FORWARD-LOOKING STATEMENTS

         This Form 8-K contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) about York's financial results and estimates, business prospects and products under development that involve substantial risks and uncertainties. You can identify these statements by the use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning in connection with any discussion of future operating or financial performance.

         The forward-looking statements are also subject to risks and uncertainties, which could cause performance or actual results to differ materially from those expressed herein. Such risks

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and uncertainties include, among other things: risks that the transaction with
Johnson Controls will not be completed; volumes of shipments of York's products; changes in product mix and product pricing; costs of raw materials; the rate of economic and industry growth in the U.S. and the other countries in which York conducts business; economic and political conditions in the foreign countries in which York conducts a substantial part of its operations and other risks associated with international operations including exchange rate fluctuations; York's ability to protect its technology, proprietary products and manufacturing techniques; changes in technology; work stoppages; currency valuation changes; increases in product liability or other claims; changes in legislative, regulatory or industrial requirements and risks generally associated with new product introductions and applications; and domestic and international competition in York's global markets.

         The information contained in this Form 8-K is as of the date indicated. York does not assume any obligation to update any forward-looking statements contained in this Form 8-K as a result of new information or future events or developments.

ITEM 8.01         OTHER EVENTS.

         The disclosure set forth under Item 1.01 above is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of August 24, 2005, among Johnson Controls, Inc., YJC Acquisition Corp. and York International Corporation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               YORK INTERNATIONAL CORPORATION

Date:  August 30, 2005                         By:  /s/ M. David Kornblatt
                                                  ------------------------------
                                               Name:    M. David Kornblatt
                                               Title:   Vice President and
                                                        Chief Financial Officer












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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
----------        -----------
2.1               Agreement and Plan of Merger, dated as of August 24, 2005, among Johnson Controls, Inc., YJC Acquisition Corp. and York
                  International Corporation










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